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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 1996.
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                             METAL MANAGEMENT, INC.
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             (Exact name of registrant as specified in its charter)


                           Delaware 0-14836 94-2835068
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             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                      1250 Ninth Street, Berkeley, CA 94710
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (510) 524-3950
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                                 Not applicable.
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          (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         By virtue of the transactions described in Item 2 below, there may have been a change in control of the registrant. See the disclosure contained in Item 2.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 11, 1996 (the "Closing Date"), the Registrant, Metal Management, Inc., formerly General Parametrics Corporation (the "Company" or the "Registrant"), effectively acquired all of the assets of EMCO Recycling Corp., an Arizona corporation ("EMCO") by means of a reverse triangular merger in which the Company's wholly owned subsidiary, GPAR Merger, Inc., an Arizona corporation ("Sub"), was merged with and into EMCO, with EMCO remaining as the surviving corporation, pursuant to a Merger Agreement dated as of December 1, 1995, and as amended through March 7, 1996 (the "Merger Agreement") between the Company, Sub, EMCO, and the direct and indirect beneficial owners of EMCO's Common Stock (the "Acquisition"). In the Acquisition, the outstanding shares of EMCO were converted into the right to receive an aggregate of 3,500,000 shares of Common Stock of the Company, warrants to purchase an aggregate of an additional 1,000,000 shares of Common Stock of the Company and $1,150,000 in cash.

         For the disclosure required by Item 2, please see the information contained in the Registrant's Joint Proxy Statement dated March 8, 1996 filed with the Commission (Exhibit 99.1 to this Report) contained in the sections titled "Risk Factors -- Control of Combined Company by Current Management and Principal Stockholders," "The Merger and Related Transactions -- Background of the Merger," "--Reasons for the Transaction," "--Opinion of Financial Advisor," "--Conversion of EMCO Shares," "--Related Agreements," "--Indemnification and Hold-Back of GPC Shares," "-- Interests of Certain Persons in the Merger," "--Related Transactions" and "Management," which information is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

         The Audited Consolidated Financial Statements of EMCO Recycling Corp. as of March 31, 1995 and 1994 and for the year ended March 31, 1995 and the eleven months ended March 31, 1994 are included on pages F-14 through F-19 of
Exhibit 99.1. A manually signed report of EMCO's independent accountants relating to the Consolidated Financial Statements for EMCO as of March 31, 1994 and 1995 is included herewith as Exhibit 99.2.

         It is impracticable to provide Audited Consolidated Financial Statements of EMCO Recycling Corp. as of January 31, 1996 and for the ten months ended January 31, 1996 at this time. The Registrant will file the required audited financial statements within 60 days of the date of this Report.

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         (b)      Pro Forma Financial Information.

         Pro forma financial statements giving effect to the Acquisition for the year ended October 31, 1995 are included on pages 41 through 45 of Exhibit 99.1. However, it is impracticable to provide pro forma financial information as required by this Item at this time. The Registrant will file the required pro forma financial information within 60 days of the date of this Report.

         (c)      Exhibits.

                  2.1 Merger Agreement dated as of December 1, 1995, and as amended through March 7, 1996, between the Company, Sub, EMCO and the direct and indirect beneficial owners of EMCO's Common Stock. (See Appendix A of
                           Exhibit 99.1).

                 24.1      Consent of Arthur Andersen LLP.

                 99.1 Joint Proxy Statement of the Company and EMCO, dated March 8, 1996, furnished to the stockholders of the Company and shareholders of EMCO (incorporated by reference from Definitive Joint Proxy Statement of the Company and EMCO, dated March 8, 1996, filed with the Commission).

                 99.2 Report of Arthur Andersen LLP on the financial statements for EMCO Recycling Corp. as of March 31, 1995 and 1994 and for the year ended March 31, 1995 and for the period from inception (May 1, 1993) to March 31, 1994, included in the Joint Proxy Statement furnished to the stockholders of the Registrant and shareholders of EMCO dated March 8, 1996.


ITEM 9.  CHANGE IN FISCAL YEAR

         On April 25, 1996, the Board of Directors of the Company approved a change in the Company's fiscal year end from October 31 to March 31, effective April 1, 1996. A Quarterly Report on Form 10-Q will be filed for the transitional five-month period ended March 31, 1996.


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                                  SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METAL MANAGEMENT, INC.


                                            /s/ WILLIAM A. SPAZANTE
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                                            William A. Spazante, Vice President,
                                            Finance and Chief Financial Officer



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